UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 20, 2013.

WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL JUNE 20, 2013.

[The following legend is to be included on all Debentures issued to U.S. Persons or in the United States Pursuant to Rule 506]

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

[The following legend is to be included on all Debentures issued outside the United States to Non-U.S. persons pursuant to Regulation S]

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSEFERRED EXPECT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS CONVERTIBLE DEBENTURE MAY NOT BE CONVERTED BY OR FOR THE ACCOUNT OR BENEFIT OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THE CONVERTIBLE DEBENTURE AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

No. CD2013-02-«Number»	Principal Amount
USD«Principal»

PASSPORT POTASH INC.

15% CONVERTIBLE DEBENTURE

PASSPORT POTASH INC. (the “Issuer”) FOR VALUE RECEIVED hereby acknowledges itself indebted and promises to pay to «Name», the registered holder hereof (the “Holder”) on February 19, 2014 or on such earlier date as the principal hereof together with interest thereon may become due in accordance with the terms and conditions hereinafter mentioned (the “Maturity Date”) on presentation and surrender of this Debenture the sum of USD«Principal» in lawful money of the United States of America (the “Loan”), and to pay interest thereon from the date of issue hereof at the rate of 15% per annum (the “Interest Rate”). The interest shall accrue and shall be payable on the earlier of the Maturity Date or upon redemption or conversion (as hereinafter defined) of the Debenture.

The Loan, interest and all other monies and liabilities payable from time to time pursuant to this Debenture shall be paid in US dollars to the Holder by way of certified cheque or bank draft made payable to the Holder and forwarded to the address of the Holder as shown on the register maintained by the Issuer in respect of the Debentures (the “Holder’s Address”) or such other place as the Holder may designate in writing subject to the right of the Holder to convert this Debenture into securities of the Issuer in accordance with the terms hereof.

This Debenture is issued by the Issuer subject to the conditions, attached to and forming part of this Debenture (the “Conditions”) and reference is hereby made to the Conditions for a statement of the nature and extent of the security created thereby, the rights of the holders of the Debentures and of the Issuer in respect thereof and the terms and conditions upon which the Debentures are issued, secured and held, to all of which the Holder by acceptance hereof assents and agrees to be bound.

The Debenture is subject to redemption before maturity at the option of the Issuer in the manner and upon the terms set forth in the Conditions.

The Loan is subject to conversion into shares of common stock of the Issuer at the option of the Holder in the manner and upon the terms set forth in the Conditions.

This Debenture shall be registered in the name of the Holder in the manner prescribed in the Conditions in the register to be kept by and at the offices of the Issuer and on the registration panel attached to this Debenture.

IN WITNESS WHEREOF PASSPORT POTASH INC. has caused this Debenture to be signed by its duly authorized signatory on the 19th of February, 2013.

PASSPORT POTASH INC.

Per:
Authorized Signatory

CONDITIONS REFERRED TO IN
15% CONVERTIBLE DEBENTURES
ISSUED BY

PASSPORT POTASH INC.

PART 1

INTERPRETATION

1.1      In the Debenture and the terms and conditions herein set forth, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings hereinafter set forth:

“Common Shares” means common shares in the capital stock of the Issuer; “Conditions” means the provisions set forth herein; “Conversion Price” means USD$0.19; “Date of Conversion” has the meaning set forth in §3.5;

“Debenture” means a 15% Debenture issued by the Issuer of which these Conditions form a part, and for the time being outstanding, and “Debentures” means all of the 15% Debentures of the Issuer issued and outstanding from time to time;

“Directors” means the Directors of the Issuer for the time being, and reference to action by the Directors means action by the Directors as a board;

“Event of Default” means an event described in §9.1 of these Conditions;

“Holder” means the registered holder of a Debenture and “Holders” means all of the Holders of Debentures;

“Issuer” means Passport Potash Inc.;

“Maturity Date” means February 19, 2014;

“Person” means an individual, partnership, corporation, joint stock company, trust, unincorporated association, joint venture or governmental or quasi-governmental agency;

“Shares” means shares of common stock of the Issuer;

“Written order of the Issuer”, “written request of the Issuer”, “written consent of the Issuer”, and “certificate of the Issuer” mean respectively a written order, request, consent and certificate signed in the name of the Issuer by the President or Directors, and may consist of one or more instruments so executed.

1.2      For all purposes of this Debenture, except as otherwise expressly provided or unless the context otherwise requires:

(a)      any reference in this Debenture, to a designated “Paragraph”, “Article”, “Section”, “Schedule”, “§” or other subdivision refers to the designated Paragraph, Article, Schedule, “§” or other subdivision of this Debenture;

(b)      the words “herein” and “hereunder” and other words of similar import refer to this Debenture and these Conditions as a whole and not any particular paragraph, Article or other subdivision of this Debenture or these Conditions;

(c)      the word “including”, when following any general statement term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limited language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto but rather refers to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matters;

(d)      any reference to a statute includes, and unless otherwise specified herein, is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding such statute or such regulation; and

(e)      words importing the masculine gender include the feminine or neuter gender and words in singular include the plural, and vice versa.

1.3      The proper law of this Debenture is the law of British Columbia.

1.4      The division of this Debenture into Articles and paragraphs, the provision of an index hereto and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Debenture.

1.5      Whenever the consent or approval of the Holder or the Issuer is required or provided for under this Debenture, such provision shall be deemed to require that such Person shall not unreasonably withhold or delay such consent or approval.

PART 2

ISSUE OF DEBENTURES

2.1      The aggregate principal amount of the Debentures authorized for issue is limited to $6,000,000 in lawful money of the United States of America with a minimum aggregate principal amount of $1,000,000 in lawful money of the United States of America.

2.2      The Debentures shall be dated on issue and shall mature and be payable, (subject to the redemption and conversion privileges herein set forth), together with all interest and other amounts outstanding hereunder, on the Maturity Date, or such earlier date as the principal amount together with interest thereon may become payable in accordance with the provisions hereof.

2.3      The Debentures shall bear such issuing reference numbers as the Issuer may determine.

2.4      The Debentures shall bear interest at the rate of 15% per annum (after as well as before maturity and after) and shall accrue and be paid on the earlier of the Maturity Date or the date the entire principal amount of the Debenture is converted. Interest shall commence being earned and accrued on the Debenture from the date of issuance thereof.

2.5      All Debentures shall be signed by a duly authorized representative of the Issuer.

PART 3

CONVERSION RIGHTS

Conversion by Holder of Debenture Amount into Shares

3.1      The Holder shall have the right, at its option, at any time but on or before the earlier of (i) the Maturity Date to convert the principal amount of this Debenture in whole or in part into Shares at the Conversion Price with prior notice to the Issuer of ten business days.

The Shares issuable upon conversion of the principal amount of the Debenture have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States, and will be “restricted securities”, as defined in Rule 144 under the U.S. Securities Act. Subject to certain exceptions, none of the Shares nor any rights thereto or interest therein may be offered for purchase or sale, sold, transferred or otherwise disposed of, directly or indirectly, in the United States, its territories or possessions, or to or for the account or benefit of any “U.S. Person”

Restriction on Right to Conversion by Holder of Debenture

3.2      This Debenture shall not be convertible by the Holder, if, after giving effect to such conversion the Holder, together with any person or company acting jointly or in concert with the Holder, would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Issuer which is twenty percent (20%) or greater of the total issued and outstanding voting securities of the Issuer, immediately after giving effect to such conversion.

Adjustments of Conversion Price

3.3      The Conversion Price in effect at any date will be adjusted from time to time as follows:

(a)	if and whenever at any time prior to the Maturity Date, the Issuer:

	(i)	subdivides or redivides the outstanding Common Shares into a greater number of Common Shares;

	(ii)	reduces, combines or consolidates the outstanding Common Shares into a smaller number of Common Shares; or

(iii)

issues Common Shares (or securities convertible into or exchangeable for Common Shares) to the holders of all or substantially all of the outstanding Common Shares by way of stock dividend (other than the issue of Common Shares or securities convertible into or exchangeable for Common Shares) to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares (or securities convertible into or exchangeable for Common Shares) in lieu of dividends paid in the ordinary course on the Common Shares, the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares (or securities convertible into or exchangeable for Common Shares) by way of a stock dividend, as the case may be, shall in the case of the events referred to in §(i) and (iii) above, be decreased so that it shall be equal to the price determined by multiplying the Conversion Price then in effect by a fraction the numerator of which shall be the total number of outstanding Common Shares on such effective or record date and the denominator shall be the total number of outstanding Common Shares resulting from such subdivision, redivision or stock dividend (including, in the case where securities convertible into or exchangeable for Common Shares are issued, the number of Common Shares that would have been outstanding had such securities been converted into or exchanged for Common Shares on such effective or record date) or shall, in the case of an event referred to in §(ii) above, be increased so that it shall be equal to the price, determined by multiplying the Conversion Price then in effect by a fraction the numerator of which shall be the total number of outstanding Common Shares on such effective date and the denominator shall be the total number of outstanding Common Shares resulting from such reduction, combination or consolidation on such effective date;

(b)      The adjustments provided for in §3.3(a) are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of §3.3(a), provided that, notwithstanding any other provision of §3.3(a), no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided however, that any adjustments which by reason of §3.3(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment;

(c)      For the purposes of this Debenture, a “Corporate Reorganization” shall mean, in respect of a corporation, any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, whether by arrangement, reorganization, consolidation, amalgamation, merger, transfer, sale, continuance in any other jurisdiction of incorporation or otherwise; and

(d)      In the case of any reclassification of the Common Shares at any time outstanding (other than any subdivision, redivision, reduction, combination or consolidation of the Common shares into greater or lesser number of Common Shares) or change of the Common Shares into other shares, or in case of a Corporate Reorganization of the Issuer (other than a Corporate Reorganization which does not result in a reclassification of the outstanding Common Shares or a change of such Common Shares into other shares), the Holder, upon conversion of this Debenture, shall be entitled to receive, and shall accept, in lieu of the number of Common Shares to which it was theretofore entitled upon such conversion, the kind and amount of shares and other securities or property which the Holder would have been entitled to receive as a result of such reclassification or change or such Corporate Reorganization if, on the effective date thereof, it had been the registered holder of the number of Common Shares to which it was theretofore entitled upon conversion. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Debenture with respect to the rights and interests thereafter correspondingly be made applicable, as nearly as may be possible, in relation to any shares or other securities or property thereafter deliverable upon the conversion of this Debenture. Any such adjustments shall be made by and set forth in a supplemental indenture approved by the Board of Directors and shall for all purposes be conclusively deemed to be an appropriate adjustment.

Manner of Exercise of Right to Convert

3.4      The Holder, on desiring to convert the principal amount of the Debenture into Shares, shall surrender this Debenture to the Issuer at its principal corporate office at Vancouver, British Columbia, or to such other place or places as the Issuer may designate, together with the conversion form accompanying this Debenture or any other written notice in a form satisfactory to the Issuer, in either case duly executed by the Holder or its successors or assigns by an instrument in writing in form and executed in a manner satisfactory to the Issuer, exercising its right or obligation to convert the principal amount of the Debenture in accordance with the provisions of this Debenture. Thereupon such Holder, subject to payment of all applicable transfer charges and in compliance with all reasonable requirements of the Issuer, shall be entitled to be entered in the books of the Issuer as at the Date of Conversion as the holder of the number of Shares into which the principal amount of the Debenture is convertible in accordance with the provisions of this Debenture and, as soon as practicable thereafter, the Issuer shall deliver to the Holder a certificate or certificates for such Shares.

Date of Conversion

3.5      A Debenture shall be deemed to be surrendered for conversion (the “Date of Conversion”) in circumstances where such conversion is at the behest of the Holder, on the date on which it is so surrendered in accordance with the provisions contained herein and, in the case of a Debenture so surrendered by post or other means of transmission, on the date on which it is received by the Issuer at its office mentioned above. If the Date of Conversion in accordance with the provisions contained herein occurs on any day on which the register for the Common Shares is closed, the Holder shall become the holder of record of such Common Shares as at the date on which such register is next open.

Partial Conversions

3.6      Any part of the principal amount of the Debenture may be converted as provided in §3.1, and all references in this Debenture to conversion of the principal amount of the Debenture shall be deemed to include conversion of any such part.

3.7      The Holder shall, upon any exercise of its right of partial conversion, surrender the Debenture to the Issuer in accordance with the provisions set forth in §3.4, and the Issuer shall cancel the same and shall forthwith certify and deliver to the Holder a new Debenture in an aggregate principal amount equal to the unconverted part of the principal amount of the Debenture so surrendered.

Notice of Special Matters

3.8      The Issuer shall give notice to the Holder, of its intention to fix a record date and/or effective date for any event mentioned in §3.3 which may give rise to an adjustment in the number of Common Shares which may be required pursuant to §3.3, and, in each case, such notice shall specify the particulars of such event and the record date and/or the effective date for such event; provided that the Issuer shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to such applicable record date and/or effective date.

No Requirement to Issue Fractional Common Shares

3.9      The Issuer shall not be required to issue fractional Common Shares upon the conversion of this Debenture as contemplated herein.

3.10    If any fractional interest in a Common Share would, except for the provisions of §3.9, be deliverable upon the conversion of this Debenture, the Issuer shall, in lieu of delivering any certificate of such fractional interest, round the number of Common Shares issuable upon conversion of this Debenture to the nearest whole number (half a Common Share being rounded up).

Issuer to Reserve Common Shares

3.11    The Issuer shall at all times reserve and keep available out of its authorized Common Shares, and solely for the purpose of issuance upon exercise of the rights of conversion as provided for herein, and shall conditionally allot to the Holder, such number of Common Shares as shall then be issuable upon conversion. The Issuer covenants with the Holder that all Common Shares issuable on conversion shall be duly and validly issued as fully paid and non-assessable.

Taxes and Charges on Conversion

3.12      The Issuer shall from time to time promptly pay or make provision satisfactory for the payment of any and all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax, security transfer tax, if any, or any other amount payable by the Holder and which it is required by applicable law to withhold or deduct) which shall be payable with respect to the issuance or delivery to the Holder upon the exercise of its rights of conversion pursuant to the terms of this Debenture.

Application to Conversion of Interest

3.13      The provisions of §3.5 to §3.13 dealing with the conversion of the principal amount of the Debenture into Shares shall apply, mutatis mutandis, to the conversion of any accrued and unpaid interest hereunder into Shares, except that the conversion price of the Shares to be issued to satisfy any accrued and unpaid interest hereunder will be determined by the market price of the Issuer’s Shares at the time of settlement.

PART 4

DEBENTURES TO RANK PARI PASSU

4.1      Subject to the express terms thereof, all Debentures shall rank pari passu without discrimination, preference or priority, notwithstanding the actual date of issue of the same, save and except that the principal amount payable on each Debenture may vary and that interest on each of the Debentures shall accrue from the date of its issue. For clarity and subject to the foregoing exceptions, notwithstanding that the Debentures may be issued at different times and from time to time, all Debentures shall be deemed to have been created, registered and perfected at the same time, and, subject to the express terms thereof, shall rank pari passu each with the others as to the security interest granted hereunder.

PART 5

SECURITY FOR DEBENTURES

5.1      The indebtedness evidenced by this Debenture, and all other Debentures issued concurrently with this Debenture offering, shall be secured by a first ranking floating charge security on all the assets of the Issuer.

PART 6

REGISTRATION AND TRANSFER

6.1      The Issuer at all times shall keep or cause to be kept at its records office in the City of Vancouver, British Columbia, and at such other places (if any) as may be designated by the Issuer, a register of Debentures where there will be entered the names and addresses of the Holders and the particulars of the Debentures held by them respectively.

6.2      Subject to compliance with all applicable securities laws, this Debenture may be assigned by the Holder. This Debenture may be transferred only by transfer in writing in the Transfer Form set out in Schedule “B” signed by its Holder or his legal personal representative and will only be effective in regard to the Issuer when it has been delivered to the Issuer’s records office in Vancouver, British Columbia or at such other place (if any) as may be designated by the Issuer, and accepted by the Issuer, in writing.

6.3      On any transfer of this Debenture and compliance with §6.2, the Issuer will cause to be recorded such transfer on the register and upon this Debenture, or at its option, issue a replacement Debenture in the same form as this Debenture in exchange for this Debenture after the appropriate form of transfer is lodged with it and upon compliance with all other conditions required by the Issuer or by law.

6.4      The person in whose name the Debenture is registered shall be deemed and regarded as the owner and Holder for all purposes and the payment to and/or receipt by any such Holder as the case may be, of any funds hereby secured shall be a good discharge to the Issuer for the same, and such Holder shall be entitled to receive such funds free from all equities or rights of set-off or counterclaim between the Issuer and the original or any intermediate holder of the Debenture.

6.5      The Issuer shall not be bound to enter in the register or on this Debenture notice of any trusts or to inquire into the title of any Holder or to recognize any trust or equity affecting the title of a Holder, save as ordered by some court of competent jurisdiction or as required by law. Debentures may be registered in the name of a trustee at the sole option and discretion of the Holder, but in such case the Issuer shall be deemed not to have notice of the beneficiary represented by such trustee and shall not be bound to see to the execution of such trust whether express or implied.

6.6      The register referred to herein shall during business hours (subject to such reasonable restrictions as the Issuer may impose, so that not less than two hours in each day be allowed for inspection) be open to the inspection by the Holders free of charge. The Issuer shall from time to time when requested so to do by the Holders furnish the Holders with a list of the names and addresses of the Holders and showing the principal amount and serial numbers of the Debentures held by each such Holder.

6.7      For each Debenture exchanged, registered, transferred or discharged from registration the Issuer may charge a reasonable fee for its services and in addition may charge a reasonable fee for each replacement Debenture issued (if any); and payment of such charges and reimbursement of the Issuer for any taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange, registration, transfer or discharge from registration as a condition precedent thereto.

6.8      For each Debenture transferred, the original holder and the Issuer shall no longer retain any legal commitments.

PART 7

COVENANTS

7.1      The Issuer represents, warrants and covenants that:

(a)      Corporate Status - the Issuer is a corporation duly incorporated, organized and validly existing and in good standing under the laws of British Columbia and has all requisite corporate power and authority to carry on its business as now conducted and to issue this Debenture and the other Debentures;

(b)      General Covenants:

(i)      it will maintain its corporate existence;

(ii)      the Issuer will diligently preserve all its rights, licences, powers, privileges, franchises and goodwill;

(iii)      the Issuer will carry on and conduct its business in a proper and efficient manner;

(iv)      it will keep proper books of account with correct entries of all transactions in relation to its business;

(v)      the Issuer will observe and conform to all valid requirements of law and of any governmental or municipal authority;

(vi)      the Issuer will repair and keep in repair and good order and condition all property, the use of which is necessary or advantageous in connection with its business;

(vii)      it will immediately notify the Holder in writing of any proposed change of name of the Issuer;

(viii)      the Issuer will pay all taxes, rates, government fees and dues levied, assessed or imposed upon it or its property as and when the same become due and payable save and except where it contests in good faith the validity thereof by proper legal proceedings and for which provision for payment adequate in the reasonable opinion of the Holders has been made;

(ix)      the Issuer will forthwith notify the Holder of any default (or event, condition or occurrence which with the giving of notice and/or the lapse of time would constitute a default) in connection with any indebtedness or guarantee in an amount exceeding USD$750,000;

(x)      it will promptly cure or cause to be cured any defects in the execution or delivery of this Debenture and any defects in the validity or enforceability of any security hereunder and at its expense duly execute and deliver or cause to be duly executed and delivered all documents as the Holders may consider necessary or desirable for such purposes; and

(xi)      it will retain auditors at all times.

(c)      Pay Debenture - it will duly pay or cause to be paid to the Holder the principal and interest of this Debenture at the dates and places, in the currencies, and the manner mentioned herein and in this Debenture; and

(d)      Securities Law - it will fully comply with the provisions of applicable securities legislation and the rules and regulations made thereunder and regulations thereto in respect to the distribution of the Debentures and will fully comply with all regulatory authorities having jurisdiction over the Issuer.

PART 8

PURCHASE OF DEBENTURES BY THE ISSUER

8.1      The Issuer may purchase the Debenture for cancellation by tender or by private contract at any time subject to regulatory requirements.

PART 9

EVENTS OF DEFAULT

9.1      Notwithstanding anything else contained herein, the principal amount of the Debentures, together with any accrued but unpaid interest, shall immediately become due and payable if one or more of the following Events of Default shall have accrued:

(a)      if the Issuer makes default in the payment of any funds evidenced by this Debenture when the same becomes due and payable and the default is not remedied within 30 days of notice of default by the Holder;

(b)      if:

(i)      the Issuer, makes default in the observance or performance of any other covenant or condition herein required to be observed or performed; or

(ii)      there is default under any agreement or agreements between the Holder and the Issuer contained herein; and

any such default is not remedied within 30 days of notice of the default by the Holder to the Issuer;

(c)      if an order is made or a resolution passed for the winding-up of the Issuer or if a petition is filed for the winding-up of the Issuer;

(d)      if the Issuer becomes bankrupt or makes a general assignment for the benefit of its creditors, or if a bankruptcy petition or receiving order is filed or made against the Issuer and is not dismissed or stayed within 30 days after its filing or making;

(e)      if the Issuer takes any corporate proceedings in respect of liquidation of their assets;

(f)      if the Issuer ceases or threatens to cease to carry on its business;

(g)      if the Issuer makes a proposal under the Bankruptcy and Insolvency Act (Canada) or takes any action in respect of the settlement of any claims of their creditors under the provisions of the Bankruptcy and Insolvency Act (Canada) or any similar legislation;

(h)      if the Issuer passes or purports to pass, or takes, or purports to take any corporate proceedings to enable either of them to take proceedings for its dissolution or liquidation; or

(i)      if the Issuer fails to maintain its corporate existence.

PART 10

WAIVERS OF DEFAULT, AMENDMENTS, CONSENTS AND APPROVALS

10.1      The Holder may in writing:

(a)      waive any breach by the Issuer of any of the provisions contained in this Debenture or any default by the Issuer of the payment of any amount secured by this Debenture, or in the observance or performance of any covenant or condition required to be observed or performed by the Issuer under the terms of this Debenture; and

(b)      sanction any modification, abrogation, alteration, compromise or arrangements of the rights of the Holder against the Issuer or the security hereby created, or any part thereof, whether such rights shall arise under this Debenture or otherwise.

10.2      Any provision of the Debentures may, with the consent of the Issuer, be amended or waived (including any Event of Default) by the Holders, either generally or in a particular instance and either retroactively or prospectively), by one or more written instruments signed in the aggregate by the Holders holding not less than 66 2/3% of the aggregate outstanding principal amount of the Debentures, provided that, without the written consent of each Holder, no such amendment or waiver shall:

(a)      change the maximum aggregate principal amount of the Debentures that may be issued;

(b)      amend the interest rate or terms of payment of interest on this Debenture;

(c)      amend the terms of payment of the principal amount of this Debenture;

(d)      give one or more Debentures any preference or priority over this Debenture;

(e)      amend this §10.2.

Any amendment or waiver approved by the Holders in accordance with this §10.2 shall be binding upon the Holders.

PART 11

NOTICES

11.1      Any notice or other communication required or permitted to be given to the Holder hereunder shall be in writing and may be given by mailing the same registered postage prepaid or delivering the same addressed to the Holder at its address shown on the register of Debentures kept by and at the offices of the Issuer.

11.2      Any notice or other communication required or permitted to be given to the Issuer hereunder shall be in writing and may be given by facsimile transmission, or delivering the same addressed, to the Issuer at 1199 West Pender Street, Suite 608, Vancouver, BC, Canada V6E 2R1, fax number (604) 687-0151.

11.3      Any notice, direction or other instrument aforesaid, if delivered or sent by facsimile transmission, shall be deemed to have been given or made on the date on which it was delivered or sent by facsimile transmission, or, if mailed, shall be deemed to have been given or made on the fourth day of regular postal service in Canada following the date on which it was mailed. The Holder or the Issuer may change his or its address for notice from time to time by notice given in accordance with §11.1 or §11.2, as applicable.

PART 12

SUCCESSORS AND ASSIGNS

12.1      This Debenture and all of its provisions shall enure to the benefit of the Holder, his administrators, successors and permitted assigns, and shall be binding upon the Issuer and its respective successors and permitted assigns. The Issuer may not assign this Debenture without the prior written consent of the Holder, such consent not to be unreasonably withheld or delayed.

PART 13

ISSUE IN SUBSTITUTION FOR DEBENTURES MUTILATED, LOST OR DESTROYED

13.1      In case this Debenture shall become mutilated or be lost or destroyed, the Issuer in its discretion may issue and deliver a new Debenture of like date and tenor as the one mutilated, lost or destroyed in exchange for and in place of and upon cancellation of such mutilated Debenture or in lieu of and in substitution for such lost or destroyed Debenture and the substituted Debenture shall be entitled to the benefit hereof and rank equally in accordance with its terms with all other Debentures.

13.2      In case of loss or destruction, the applicant for a substituted Debenture shall, as a condition precedent to the issue thereof, furnish to the Issuer such evidence of ownership, personal identification and of the loss or destruction of the Debenture so lost or destroyed as shall be satisfactory to the Issuer in its discretion and such applicant shall also furnish indemnity in an amount and form satisfactory to them in their discretion and shall pay the reasonable charges of the Issuer therefor and the cost of the preparation of the new Debenture.

PART 14

U.S. HOLDER WARNING

14.1      This Debenture and the Shares issuable upon conversion thereof have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States, and will be “restricted securities”, as defined in Rule 144 under the U.S. Securities Act. Subject to certain exceptions, none of the Debentures and Shares nor any rights thereto or interest therein may be offered for purchase or sale, sold, transferred or otherwise disposed of, directly or indirectly, in the United States, its territories or possessions, or to or for the account or benefit of any “U.S. Person”.

This Debenture may not be converted into securities by or for the account or benefit of a “U.S. Person” or a person in the United States, and the securities issuable upon conversion of this Debenture may not be delivered to an address within the United States, unless the Debentures and the underlying securities have been registered under the U.S. Securities Act and any applicable state securities laws, or an exemption from such registration requirements is available, and the Holder has furnished an opinion of counsel satisfactory to the Issuer to such effect; provided that in the case of a Holder who has delivered the Certification of U.S. Purchaser, which was attached to the subscription agreement as Schedule “F” thereto in connection with the Holder’s purchase of the Debenture, the Holder will not be required to deliver an opinion of counsel in connection with the due conversion of the Debenture by the Holder provided that no commission or other remuneration is paid or given directly or indirectly for soliciting such conversion. “United States” and “U.S. Person” are as defined by Regulation S under the U.S. Securities Act.

REGISTRATION PANEL

(No writing hereon except by the Issuer)

Date of Registration	Registered Holder	Address of Registered Holder	Authorized Signature of Issuer

SCHEDULE “A”

CONVERSION FORM

TO:      PASSPORT POTASH INC. (the “Company”)

1.      The undersigned registered holder of the Debenture to which this Conversion Form is attached hereby irrevocably elects to convert (tick applicable boxes) (a) [ ][$_________________________  principal amount of such Debenture*] (b) [ ] The interest due under this Debenture into Common Shares of PASSPORT POTASH INC. in accordance with the terms of such Debenture.

2.      The Common Shares are to be registered as follows:

Name:
(print clearly)

Address in full:

3.      Certificates representing the Common Shares are to be sent by courier to:

Name:
(print clearly)

Address in full:

Note: In the absence of instructions to the contrary, the securities will be issued in the name of or to the Holder and will be sent by first class mail to the last address of the Holder appearing in the records maintained by the Company.

4.      The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a) [ ]

the undersigned holder at the time of conversion of the Debenture is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and is not converting the Debenture on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this Conversion Form in the United States;

(b) [ ]

the undersigned holder is resident in the United States or is a U.S. Person who is a resident of the jurisdiction referred to in the address appearing above, and is a U.S. Accredited Investor and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Conversion Form; or

(c) [ ]

if the undersigned holder is resident in the United States or is a U.S. Person, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the securities to be delivered upon conversion of the Debenture, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

“United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box 4(b) or 4(c) above is checked.

5.      If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative 4(b) above, the undersigned represents and warrants to the Company that:

(a)

the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(b)

the undersigned is: (i) acquiring the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the acquisition by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(c)

the undersigned has not converted the Debenture as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

6.      If the undersigned has marked alternative 4(b) or 4(c) above, the undersigned also acknowledges and agrees that:

(a)

if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)      the sale is to the Company;

(ii)      the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)      the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws; or

(iv)      such securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

(b)

the Common Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(c)	the Company has no obligation to register any of the Common Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(d)

the Company may make a notation on its records or give instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Conversion Form;

(e)

upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 20, 2013.

WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL JUNE 20, 2013.”;

DATED the __________day of ________________, 20___.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

Instructions:

1.      The registered Holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Debenture to the Company at its principal office at 1199 West Pender Street, Suite 608, Vancouver, BC, Canada V6E 2R1, Attention: The President, and such other documents as the Company may reasonably require. Certificates for Common Shares will be delivered or mailed within ten business days after the conversion of the Debenture.

2.      If Box 4(c) is checked, any opinion tendered must be from counsel of recognized standing in form and substance reasonably satisfactory to the Company. Holders planning to deliver an opinion of counsel in connection with the conversion of the Debenture should contact the Company in advance to determine whether any opinion tendered will be acceptable to the Company.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the conversion of a Debenture of PASSPORT POTASH INC. (the “Corporation”) by the holder, the holder hereby represents and warrants to the Corporation that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is converting such Debenture, satisfies one or more of the following categories of Accredited Investor

(please write “D/H” for the undersigned Debenture holder, and “B/O” for each beneficial owner, if any, on each line that applies):

_____	(1)

Any bank as defined in Section 3(a)(2) of the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934 or any insurance company as defined in Section 2(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

_____	(2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

_____	(3)

Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

_____	(4)	Any director, executive officer or general partner of the Corporation;

_____	(5)

Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

_____	(6)

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

_____	(7)

Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	(8)	Any entity in which each of the equity owners meets the requirements of one of the above categories.

SCHEDULE “B”

TRANSFER FORM

TO:	Passport Potash Inc. (the “Corporation”)
Suite 608, 1199 Pender Street
Vancouver, BC V6E 2R1

Attention: Chief Financial Officer

Telephone: (604) 687-0300; Fax: 604 687-0151

FOR VALUE RECEIVED, the undersigned registered holder (the “Transferor”) of the Debenture to which this Transfer Form is attached hereby sells, assigns and transfers unto _______________________ (the “Transferee”) USD$ ________________ principal amount of the Debenture and hereby directs PASSPORT POTASH INC. to issue a replacement Debenture in the name of the Transferee and, if only a portion of the Debenture is being assigned hereby, to issue a replacement Debenture to the Transferor representing the principal amount of the unconverted balance of the Debenture.

The Transferor hereby directs that the principal amount of the Debenture hereby transferred be issued and delivered as follows:

NAME IN FULL	ADDRESS	PRINCIPAL AMOUNT OF DEBENTURE

The Transferor hereby certifies that (check either A or B):

_____	(A)

if the Transferee is (i) a U.S. person, (ii) a person in the United States, or (ii) any person who is acting for the account or benefit of a U.S. person or a person in the United States, the transfer of the Debenture is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that the transfer of the Debenture is exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws; or

_____	(B)	the transfer of the Debenture is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the U.S. Securities Act, and the Transferor certifies that:
		(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Corporation or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)

the offer of such securities was not made in the United States, or to or for the benefit or account of a U.S. person or a person in the United States and at the time the offer was accepted, the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States and not a U.S. person;

(3)	neither the Transferor nor any person acting on its behalf engaged in any “directed selling efforts” (as such term is defined in Regulation S) in connection with the offer and sale of the Debenture;

(4)

the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Debentures are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)

the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act;

and, if requested by the Corporation or its transfer agent, the undersigned has delivered or caused to be delivered an opinion of legal counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that the transfer of the Debenture is exempt from the registration requirements of the U.S. Securities Act.

“United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

DATED this day of ___________________, 20___.

Signature of Transferor guaranteed by:

Medallion Signature Guarantee	Signature of Transferor
Stamp of Transferor

(print name of Transferor)

(if applicable, print name of signatory and
office)

Address of Transferor

INSTRUCTIONS FOR TRANSFER

Signature of the holder of the Debenture must be the signature of the person appearing on the face of this Debenture Certificate in every particular, without alteration or change.

If the Form of Transfer is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

The signature on the Form of Transfer must be guaranteed by one of the following methods:

In Canada and the US: a Medallion Guarantee obtained from a member of an acceptable Medallion Guarantee Program (STAMP, SEMP or MSP). Many banks, credit unions and broker dealers are members of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words “Medallion Guaranteed”.

In Canada: a Signature Guarantee obtained from a major Canadian Schedule I bank that is not a member of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words “Signature Guaranteed”.

Outside Canada and the US: the holder of the Debenture must obtain a guarantee from a local financial institution that has a corresponding affiliate in Canada or the US that is a member of an acceptable Medallion Guarantee Program. The corresponding affiliate must overguarantee the guarantee provided by the local financial institution.

The Debenture will only be transferable in accordance with applicable laws. The Debenture and the Common Shares issuable upon conversion thereof have not been and will not be registered under the U.S. Securities Act, or under the securities laws of any state of the United States, and may not be transferred to or for the account or benefit of a U.S. person or any person in the United States without registration under the U.S. Securities Act and applicable state securities laws, or compliance with the requirements of an exemption from registration.

TRANSFEREE ACKNOWLEDGMENT

The undersigned transferee (the “Transferee”) acknowledges and agrees that the Debenture may not be offered, sold, pledged or otherwise transferred in the absence of: (a) an effective registration statement under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and the applicable laws of any such state, relating thereto; or (b) an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. Each Debenture, and each certificate representing Common Shares issuable upon conversion thereof, shall contain a legend on the face thereof, in the appropriate form, setting forth the restrictions on transfer referred to in the Debenture Certificate, unless in the opinion of counsel for the holder thereof (which is in form and substance satisfactory to the Corporation), the securities represented thereby are not, at such time, required by law to bear such legend, or in the case of the Common Shares, are transferred pursuant to an effective registration statement under the U.S. Securities Act and the applicable state securities laws. The holder acknowledges and agrees that the Debenture represented by this Debenture Certificate, and the Common Shares issuable upon conversion thereof, constitute “restricted securities” under the U.S. Securities Act.

If the Transferee acquires the Debenture pursuant to a resale transaction pursuant to Rule 904 of Regulation S under the U.S. Securities Act, then the Transferee acknowledges that the Debenture still continues to be deemed restricted securities and will continue to bear a restrictive legend.

Any certificate issued at any time in exchange or substitution for any certificate bearing a restrictive legend shall also bear such legend unless in the opinion of counsel for the holder thereof (which is in form and substance satisfactory to the Corporation), the securities represented thereby are not, at such time, required by law to bear such legend.

The Transferee acknowledges that it shall notify the Corporation prior to any conversion of the Debenture if the representations, warranties and certifications contained in the Form of Transfer are no longer true and correct.

Dated the ___ day of ________________, 20___.

In the presence of:	(Signature of Transferee)

(Witness)	(Name of Transferee – Please print)

(Name of Witness – Please print)	(Name and Capacity of Authorized Representative –
please print)

The Debenture and the Common Shares issuable upon conversion of the Debenture shall only be transferable in accordance with applicable laws. The Debenture may only be converted in the manner required by the Debenture Certificate and the subscription form attached thereto. Any securities acquired pursuant to the conversion of the Debenture shall be subject to applicable hold periods and any certificate representing such securities may bear restrictive legends.

__________